UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05549

Reynolds Funds, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
125 East Harmon Avenue #102
Las Vegas, Nevada 89109
(Name and address of agent for service)

1-800-773-9665
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2020

Date of reporting period:  September 30, 2020

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.reynoldsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-773-9665 or by sending an email request to freynolds@reynoldsfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-773-9665 or send an email request to freynolds@reynoldsfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

SHAREHOLDER LETTER
(Unaudited)

November 24, 2020
Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 32nd Anniversary

The Reynolds Blue Chip Growth Fund (the “Fund” or “Blue Chip Fund”) celebrated its 32nd anniversary this summer. It began operations on August 12, 1988.

Performance Highlights (September 30, 2020)(1)

The annualized average total returns of the Blue Chip Fund and S&P 500® Index for the 1-year, 5-year, and 10-year periods through September 30, 2020 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	40.26%	14.10%	12.26%
S&P 500® Index(2)	15.15%	14.15%	13.74%

The Reynolds Blue Chip Growth Fund’s return was 28.30% and the S&P 500® Index’s return was 5.57% in the nine months ended September 30, 2020.

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
The S&P 500® Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange (“NYSE”). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. It is not possible to invest directly in an index.

____________

As stated in the Prospectus dated January 31, 2020 the gross expense ratio of the Fund is 2.03% and net expense ratio of the Fund is 2.01% including acquired fund fees and expenses.  Reynolds Capital Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, acquired fund fees and expenses, if any, and extraordinary items) to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 2.00%.
____________
Web Site
Our website is www.reynoldsfunds.com. On our website, you can access current information about your investment holdings. You must first request a personal identification number (“PIN”) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Blue Chip Fund net asset value. Additional information available (PIN not needed) includes the top ten holdings, industry percentages, and quarterly updates of the returns of the Blue Chip Fund.

The Coronavirus
Near term global economic growth has strengthened after being weak this Spring due to the coronavirus. Much knowledge has been gained and much progress has been made in the last few months regarding this virus. For example: (1) medical supplies have substantially increased, (2) contact tracing and testing has been substantially increased, (3) much has been learned about treatment, (4) there have been important break throughs regarding antibodies and vaccines, and (4) we are getting close to FDA approvals of vaccines and antibody treatments. Monetary and fiscal stimulus are very strong to counter the economic effects of this virus.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 ended in the first quarter of 2020 due to effects caused by the coronavirus. U.S. Gross Domestic Product (“GDP”) increased 2.2% in 2019, 2.9% in 2018, and 2.5% in 2017. GDP decreased at an inflation-adjusted annual rate of -5.0% in the quarter ended March 31, 2020 and decreased -31.4% in the quarter ended June 30, 2020. GDP strongly improved and increased at an inflation-adjusted annual rate of 33.1% in the third quarter ended September 30, 2020 and is forecasted to increase 4.0% in the fourth quarter ended December 31, 2020. GDP is forecasted to decrease -3.6% for the year ended December 31, 2020 and to increase 3.7% in 2021. The unemployment rate was 3.7 % in 2019, 3.9% in 2018, and 4.4% in 2017. Unemployment was 8.8% in the quarter ended September 30, 2020 and is forecasted to be 6.9% in the quarter ended December 31, 2020. Unemployment is forecasted to average 8.1% in 2020 and 6.6% in 2021.

Inflation, as measured by the Consumer Price Index, increased 1.8% in 2019, 2.4% in 2018, and 2.1% in 2017.  U.S. inflation increased 1.3% in the quarter ended September 30, 2020 and is forecasted to increase 1.2% in the quarter ended December 31, 2020. Inflation is estimated to increase 1.2% for the year ended December 31, 2020 and to increase 1.6% for the year ended December 31, 2021.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Blue Chip Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Blue Chip Fund is to emphasize investment in worldwide “Blue Chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Sector Breakdown(1)(2)(3) as of September 30, 2020

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

(3)	Percentages are based on net assets. Sum of sectors shown is greater than 100% due to other assets and liabilities, net of (4.0)%.

Low Long-Term Interest Rates are a Positive for Stock Valuations
Long-term U.S. interest rates are at lower than normal levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence.

(2)	Long-term borrowing costs of individuals are lower which usually increases consumer confidence.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services. The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Blue Chip Fund. The First American Treasury Obligations Fund is also included on your quarterly statements. Information about the Blue Chip Fund and the First American Treasury Obligations Fund are available on our website – www.reynoldsfunds.com.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Blue Chip Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing: Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund: As often as desired – no charge.

NASDAQ symbols: Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Blue Chip Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Blue Chip Fund and the First American Treasury Obligations Fund are No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Blue Chip Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller and medium capitalization companies, which involve additional risks such as limited liquidity and greater price volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, High Portfolio Turnover Risk and Liquidity Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2020.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at www.reynoldsfunds.com and on the website of the Commission at http://www.sec.gov no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the website of the Commission at http://www.sec.gov.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

The Reynolds Blue Chip Growth Fund (the “Fund”) substantially outperformed the Standard & Poor’s 500 Index (S&P 500® Index), the Fund’s benchmark, during the twelve months ended September 30, 2020 (the Fund’s fiscal year).

Some of the Reynolds Blue Chip Growth Fund’s strongest industry performers during the twelve months ended September 30, 2020 were: (1) Automobiles; (2) Entertainment; (3) Food & Staples Retailing; (4) IT Services; (5) Interactive Media & Services; (6) Internet & Direct Marketing Retail; (7) Software; (8) Specialty Retail; and (9) Technology Hardware, Storage & Peripherals. Some of the individual stocks held in the Fund that outperformed the S&P 500® Index were: (1) Adobe, (2) Alibaba, (3) Alphabet, (4) Amazon, (5) Apple, (6) Best Buy, (7) Costco, (8) DocuSign, (9) Dollar General, (10) Facebook, (11) FedEx, (12) Lowe’s, (13) Microsoft, (14) Netflix, (15) NIKE, (16) NVIDIA, (17) Salesforce, (18) Target, (19) Tesla, and (20) Zoom Video.

Some industries that were held in the Reynolds Blue Chip Growth Fund that underperformed the S&P 500® Index during the twelve months ended September 30, 2020 were: (1) Airlines, (2) Banks, (3) Financials, and (4) Hotels, Restaurants & Leisure.  Some of the Fund’s investments that underperformed the S&P 500® Index were: (1) Delta Air Lines, (2) Goldman Sachs, (3) Intel, (4) JPMorgan Chase, and (5) Marriott.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500® INDEX(1)

AVERAGE ANNUAL TOTAL RETURN
	1-YEAR	5-YEAR	10-YEAR
Reynolds Blue Chip Growth Fund	40.26%	14.10%	12.26%
S&P 500® Index	15.15%	14.15%	13.74%

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund expenses. The expense example is intended to help a shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period
	9/30/20	4/1/20	9/30/20	4/1/20-9/30/20(1)
Actual Expenses(2)	2.00%	$1,000.00	$1,503.10	$12.52
Hypothetical Example for Comparison Purposes
(5% return before expenses)	2.00%	$1,000.00	$1,015.00	$10.08

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual return of 50.31% for the six month-period ended September 30, 2020.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

ASSETS:
Investments in securities, at value (cost $45,217,635)	$71,429,361
Receivable from shareholders for purchases	3,846
Dividends and interest receivable	8,940
Prepaid expenses	47,482
Total assets	71,489,629
LIABILITIES:
Payable for investments purchased	2,624,463
Payable to shareholders for redemptions	2,500
Payable to adviser for management fees, net	50,415
Payable for distribution and service fees	10,637
Other liabilities	83,802
Total liabilities	2,771,817
NET ASSETS	$68,717,812
NET ASSETS CONSIST OF:
Capital stock, $0.01 par value; 40,000,000 shares authorized; 996,523 shares outstanding	$37,320,341
Distributable earnings	31,397,471
Net assets	$68,717,812
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($68,717,812 ÷ 996,523 shares outstanding)	$68.96

SCHEDULE OF INVESTMENTS
September 30, 2020

	Shares	Value
COMMON STOCKS — 101.0%

Aerospace & Defense — 0.1%
The Boeing Company	300	$49,578
TransDigm Group, Inc.	100	47,512
		97,090
Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	300	30,657
FedEx Corp.	1,600	402,432
United Parcel Service, Inc., Class B	1,000	166,630
		599,719
Airlines — 0.1%
Delta Air Lines, Inc.	1,400	42,812
Southwest Airlines Company	1,000	37,500
		80,312
Automobiles — 7.6%
NIO, Inc. — ADR (n)	4,000	84,880
Tesla, Inc. (n)	12,000	5,148,120
		5,233,000
Banks — 0.2%
Bank of America Corp.	2,000	48,180
JPMorgan Chase & Company	500	48,135
The PNC Financial Services Group, Inc.	400	43,964
		140,279
Beverages — 0.4%
The Coca-Cola Company	700	34,559
Constellation Brands, Inc., Class A	300	56,853
Diageo PLC — ADR	400	55,064
Monster Beverage Corp. (n)	1,200	96,240
PepsiCo, Inc.	400	55,440
		298,156

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020

	Shares	Value
COMMON STOCKS — 101.0% (Continued)

Biotechnology — 2.4%
AbbVie, Inc.	900	$78,831
ACADIA Pharmaceuticals, Inc. (n)	1,200	49,500
Alexion Pharmaceuticals, Inc. (n)	300	34,329
Amgen, Inc.	400	101,664
Biogen, Inc. (n)	100	28,368
BioNTech SE — ADR (n)	600	41,538
Blueprint Medicines Corp. (n)	400	37,080
CRISPR Therapeutics AG (n)	1,000	83,640
Gilead Sciences, Inc.	800	50,552
Inovio Pharmaceuticals, Inc. (n)	4,000	46,400
Intercept Pharmaceuticals, Inc. (n)	900	37,314
Ligand Pharmaceuticals, Inc. (n)	400	38,128
Moderna, Inc. (n)	3,000	212,250
Regeneron Pharmaceuticals, Inc. (n)	500	279,890
Sage Therapeutics, Inc. (n)	500	30,560
Sarepta Therapeutics, Inc. (n)	1,100	154,473
Seattle Genetics, Inc. (n)	900	176,121
Sorrento Therapeutics, Inc. (n)	2,000	22,300
TG Therapeutics, Inc. (n)	1,200	32,112
United Therapeutics Corp. (n)	300	30,300
Vaxart, Inc. (n)	2,900	19,285
Vertex Pharmaceuticals, Inc. (n)	200	54,424
		1,639,059
Building Products — 0.1%
Masco Corp.	900	49,617
Trane Technologies PLC	400	48,500
		98,117
Capital Markets — 0.5%
Ameriprise Financial, Inc.	300	46,233
The Charles Schwab Corp.	1,200	43,476
CME Group, Inc.	300	50,193
The Goldman Sachs Group, Inc.	300	60,291
Invesco Ltd.	2,000	22,820
Morningstar, Inc.	300	48,183
T. Rowe Price Group, Inc.	300	38,466
Virtu Financial, Inc., Class A	1,500	34,515
		344,177
Chemicals — 0.3%
Air Products and Chemicals, Inc.	200	59,572
Albemarle Corp.	400	35,712
Ecolab, Inc.	200	39,968
International Flavors & Fragrances, Inc.	400	48,980
		184,232
Commercial Services & Supplies — 0.7%
Cintas Corp.	200	66,566
Copart, Inc. (n)	2,000	210,320
Stericycle, Inc. (n)	600	37,836
Waste Connections, Inc.	1,100	114,180
Waste Management, Inc.	500	56,585
		485,487
Communications Equipment — 1.5%
Arista Networks, Inc. (n)	300	62,079
Cisco Systems, Inc.	1,200	47,268
F5 Networks, Inc. (n)	1,600	196,432
Motorola Solutions, Inc.	500	78,405
Ubiquiti, Inc.	4,000	666,640
		1,050,824
Consumer Finance — 0.1%
American Express Company	500	50,125

Containers & Packaging — 0.1%
Avery Dennison Corp.	400	51,136

Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B (n)	400	85,176

Electrical Equipment — 0.3%
AMETEK, Inc.	500	49,700
Plug Power, Inc. (n)	6,200	83,142
Sunrun, Inc. (n)	1,200	92,484
		225,326
Electronic Equipment,
Instruments & Components — 0.6%
Amphenol Corp., Class A	1,100	119,097
CDW Corp.	400	47,812
Cognex Corp.	1,000	65,100
Keysight Technologies, Inc. (n)	400	39,512
Littelfuse, Inc.	200	35,468
TE Connectivity Ltd.	800	78,192
Zebra Technologies Corp., Class A (n)	200	50,492
		435,673
Energy Equipment & Services — 0.1%
Halliburton Company	2,500	30,125
Schlumberger N.V.	2,300	35,788
		65,913
Entertainment — 3.2%
Activision Blizzard, Inc.	500	40,475
Electronic Arts, Inc. (n)	1,400	182,574
NetEase, Inc. — ADR	200	90,934
Netflix, Inc. (n)	2,550	1,275,076

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020

	Shares	Value
COMMON STOCKS — 101.0% (Continued)

Entertainment — 3.2% (Continued)
Roku, Inc. (n)	600	$113,280
Sea Ltd. — ADR (n)	300	46,212
Spotify Technology SA (n)	400	97,028
Take-Two Interactive Software, Inc. (n)	600	99,132
The Walt Disney Company	400	49,632
Zynga, Inc., Class A (n)	19,300	176,016
		2,170,359
Equity Real Estate Investment Trusts — 0.3%
American Tower Corp.	500	120,865
SBA Communications Corp.	200	63,696
Ventas, Inc.	900	37,764
		222,325
Food & Staples Retailing — 4.1%
Costco Wholesale Corp.	6,800	2,414,000
Walgreens Boots Alliance, Inc.	1,200	43,104
Walmart, Inc.	2,500	349,775
		2,806,879
Food Products — 0.4%
Beyond Meat, Inc. (n)	300	49,818
General Mills, Inc.	900	55,512
The Hershey Company	400	57,336
The J.M. Smucker Company	200	23,104
McCormick & Company, Inc.	300	58,230
Mondelez International, Inc., Class A	800	45,960
		289,960
Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	400	43,532
ABIOMED, Inc. (n)	200	55,412
Align Technology, Inc. (n)	150	49,104
Baxter International, Inc.	600	48,252
Becton, Dickinson and Company	300	69,804
Danaher Corp.	300	64,599
Edwards Lifesciences Corp. (n)	600	47,892
IDEXX Laboratories, Inc. (n)	200	78,622
Intuitive Surgical, Inc. (n)	500	354,770
Masimo Corp. (n)	300	70,818
Medtronic PLC	400	41,568
Novocure Ltd. (n)	600	66,786
Quidel Corp. (n)	300	65,814
Stryker Corp.	200	41,674
Tandem Diabetes Care, Inc. (n)	400	45,400
West Pharmaceutical Services, Inc.	200	54,980
Zimmer Biomet Holdings, Inc.	400	54,456
		1,253,483
Health Care Providers & Services — 1.0%
Addus HomeCare Corp. (n)	300	28,353
Anthem, Inc.	300	80,577
Cigna Corp.	300	50,823
CVS Health Corp.	900	52,560
DaVita, Inc. (n)	500	42,825
HCA Healthcare, Inc.	300	37,404
Laboratory Corp. of America Holdings (n)	300	56,481
McKesson Corp.	300	44,679
Quest Diagnostics, Inc.	300	34,347
UnitedHealth Group, Inc.	800	249,416
		677,465
Health Care Technology — 0.7%
Cerner Corp.	1,100	79,519
GoodRx Holdings, Inc., Class A (n)	500	27,800
Livongo Health, Inc. (n)	1,400	196,070
Teladoc Health, Inc. (n)	600	131,544
Veeva Systems, Inc., Class A (n)	200	56,238
		491,171
Hotels, Restaurants & Leisure — 2.4%
Chipotle Mexican Grill, Inc. (n)	500	621,855
Domino’s Pizza, Inc.	150	63,792
DraftKings, Inc., Class A (n)	2,000	117,680
Dunkin’ Brands Group, Inc.	500	40,955
Hilton Worldwide Holdings, Inc.	500	42,660
Las Vegas Sands Corp.	900	41,994
Marriott International, Inc., Class A	400	37,032
McDonald’s Corp.	400	87,796
MGM Resorts International	1,800	39,150
Penn National Gaming, Inc. (n)	500	36,350
Restaurant Brands International, Inc.	700	40,257
Starbucks Corp.	3,900	335,088
Wingstop, Inc.	300	40,995
Wynn Resorts Ltd.	600	43,086
Yum! Brands, Inc.	400	36,520
		1,625,210
Household Durables — 0.7%
DR Horton, Inc.	600	45,378
iRobot Corp. (n)	600	45,540
KB Home	1,000	38,390
Lennar Corp., Class A	1,000	81,680
PulteGroup, Inc.	900	41,661
Sony Corp. — ADR	1,600	122,800
Toll Brothers, Inc.	800	38,928
Whirlpool Corp.	300	55,167
		469,544

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020

	Shares	Value
COMMON STOCKS — 101.0% (Continued)

Household Products — 0.2%
Kimberly-Clark Corp.	300	$44,298
The Procter & Gamble Company	700	97,293
		141,591
Industrial Conglomerates — 0.1%
3M Company	300	48,054
Honeywell International, Inc.	300	49,383
		97,437
Insurance — 0.1%
Willis Towers Watson PLC	200	41,764

Interactive Media & Services — 6.7%
Alphabet, Inc., Class A (n)	1,500	2,198,400
Alphabet, Inc., Class C (n)	550	808,280
Baidu, Inc. — ADR (n)	1,600	202,544
Facebook, Inc., Class A (n)	3,000	785,700
JOYY, Inc. — ADR	400	32,268
Match Group, Inc. (n)	1,140	126,141
Pinterest, Inc., Class A (n)	1,000	41,510
Snap, Inc., Class A (n)	1,400	36,554
Twitter, Inc. (n)	1,800	80,100
Yandex N.V., Class A (n)	500	32,625
Zillow Group, Inc., Class C (n)	2,600	264,134
		4,608,256
Internet & Direct Marketing Retail — 12.0%
Alibaba Group Holding Ltd. — ADR (n)	4,850	1,425,803
Amazon.com, Inc. (n)	1,750	5,510,277
Booking Holdings, Inc. (n)	200	342,136
eBay, Inc.	800	41,680
Etsy, Inc. (n)	1,900	231,097
Expedia Group, Inc.	1,000	91,690
Grubhub, Inc. (n)	600	43,398
JD.com, Inc. — ADR (n)	1,800	139,698
MercadoLibre, Inc. (n)	100	108,248
Overstock.com, Inc. (n)	1,200	87,180
Stamps.com, Inc. (n)	200	48,190
Stitch Fix, Inc., Class A (n)	900	24,417
Trip.com Group Ltd. — ADR (n)	1,000	31,140
Wayfair, Inc., Class A (n)	500	145,505
		8,270,459
IT Services — 6.6%
Accenture PLC, Class A	600	135,594
Akamai Technologies, Inc. (n)	2,100	232,134
Automatic Data Processing, Inc.	700	97,643
Cognizant Technology Solutions Corp.,
Class A	2,400	166,608
DXC Technology Company	900	16,065
Euronet Worldwide, Inc. (n)	400	36,440
Fidelity National Information Services, Inc.	1,700	250,257
Fiserv, Inc. (n)	2,100	216,405
FleetCor Technologies, Inc. (n)	400	95,240
Gartner, Inc. (n)	400	49,980
Global Payments, Inc.	704	125,016
GoDaddy, Inc., Class A (n)	600	45,582
Infosys Ltd. — ADR	4,000	55,240
International Business Machines Corp.	400	48,668
Jack Henry & Associates, Inc.	700	113,813
Mastercard, Inc., Class A	1,250	422,713
Paychex, Inc.	2,300	183,471
PayPal Holdings, Inc. (n)	3,200	630,496
Shopify, Inc., Class A (n)	200	204,594
Snowflake, Inc., Class A (n)	500	125,500
Square, Inc., Class A (n)	3,100	503,905
Twilio, Inc., Class A (n)	900	222,381
VeriSign, Inc. (n)	700	143,395
Visa, Inc., Class A	1,100	219,967
Wix.com Ltd. (n)	800	203,880
		4,544,987
Leisure Products — 0.4%
Peloton Interactive, Inc., Class A (n)	2,500	248,100

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	900	90,846
Illumina, Inc. (n)	200	61,816
Repligen Corp. (n)	300	44,262
Thermo Fisher Scientific, Inc.	450	198,684
Waters Corp. (n)	200	39,136
		434,744
Machinery — 0.2%
Caterpillar, Inc.	300	44,745
Lincoln Electric Holdings, Inc.	300	27,612
Stanley Black & Decker, Inc.	300	48,660
		121,017
Media — 0.1%
Comcast Corp., Class A	1,000	46,260

Metals & Mining — 0.1%
Freeport-McMoRan, Inc.	2,000	31,280

Multiline Retail — 0.5%
Dollar General Corp.	200	41,924
Dollar Tree, Inc. (n)	500	45,670

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020

	Shares	Value
COMMON STOCKS — 101.0% (Continued)

Multiline Retail — 0.5% (Continued)
Ollie’s Bargain Outlet Holdings, Inc. (n)	400	$34,940
Target Corp.	1,400	220,388
		342,922
Personal Products — 0.1%
The Estee Lauder Companies, Inc., Class A	200	43,650

Pharmaceuticals — 1.0%
AstraZeneca PLC — ADR	800	43,840
Bristol-Myers Squibb Company	800	48,232
Cassava Sciences, Inc. (n)	1,500	17,265
Horizon Therapeutics PLC (n)	500	38,840
Jazz Pharmaceuticals PLC (n)	300	42,777
Johnson & Johnson	400	59,552
Merck & Company, Inc.	1,000	82,950
Novartis AG — ADR	1,000	86,960
Perrigo Company PLC	700	32,137
Pfizer, Inc.	1,800	66,060
Sanofi — ADR	800	40,136
Zoetis, Inc.	800	132,296
		691,045
Professional Services — 1.2%
Equifax, Inc.	200	31,380
Verisk Analytics, Inc.	4,100	759,771
		791,151
Real Estate Management
& Development — 0.2%
Redfin Corp. (n)	2,000	99,860

Road & Rail — 0.2%
Norfolk Southern Corp.	300	64,197
Saia, Inc. (n)	300	37,842
Union Pacific Corp.	300	59,061
		161,100
Semiconductors & Semiconductor
Equipment — 7.8%
Advanced Micro Devices, Inc. (n)	500	40,995
Analog Devices, Inc.	800	93,392
Applied Materials, Inc.	800	47,560
ASML Holding N.V.	200	73,854
Broadcom, Inc.	400	145,728
Cirrus Logic, Inc. (n)	1,300	87,685
Entegris, Inc.	1,600	118,944
Intel Corp.	900	46,602
KLA Corp.	300	58,122
Lam Research Corp.	200	66,350
Marvell Technology Group Ltd.	4,400	174,680
Microchip Technology, Inc.	1,500	154,140
Monolithic Power Systems, Inc.	200	55,922
NVIDIA Corp.	4,900	2,651,978
NXP Semiconductors N.V.	1,300	162,253
Qorvo, Inc. (n)	900	116,109
QUALCOMM, Inc.	3,400	400,112
Skyworks Solutions, Inc.	2,300	334,650
SolarEdge Technologies, Inc. (n)	300	71,505
SunPower Corp. (n)	2,400	30,024
Taiwan Semiconductor Manufacturing
Company Ltd. — ADR	1,300	105,391
Teradyne, Inc.	800	63,568
Texas Instruments, Inc.	800	114,232
Universal Display Corp.	500	90,370
Xilinx, Inc.	500	52,120
		5,356,286
Software — 16.6%
2U, Inc. (n)	900	30,474
Adobe, Inc. (n)	550	269,736
ANSYS, Inc. (n)	300	98,169
Aspen Technology, Inc. (n)	600	75,954
Autodesk, Inc. (n)	800	184,808
Cadence Design Systems, Inc. (n)	1,100	117,293
Check Point Software Technologies Ltd. (n)	1,800	216,612
Citrix Systems, Inc.	1,000	137,710
Cloudflare, Inc., Class A (n)	2,100	86,226
CommVault Systems, Inc. (n)	900	36,720
Coupa Software, Inc. (n)	400	109,696
Crowdstrike Holdings, Inc., Class A (n)	2,100	288,372
CyberArk Software Ltd. (n)	1,000	103,420
Datadog, Inc., Class A (n)	500	51,080
DocuSign, Inc. (n)	1,800	387,432
Everbridge, Inc. (n)	400	50,292
Five9, Inc. (n)	300	38,904
Fortinet, Inc. (n)	700	82,467
Intuit, Inc.	550	179,416
JFrog Ltd. (n)	500	42,325
Microsoft Corp.	10,500	2,208,465
NortonLifeLock, Inc.	1,400	29,176
Nutanix, Inc. — Class A (n)	1,500	33,270
Oracle Corp.	1,400	83,580
Palo Alto Networks, Inc. (n)	1,300	318,175

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020

	Shares	Value
COMMON STOCKS — 101.0% (Continued)

Software — 16.6% (Continued)
Paycom Software, Inc. (n)	200	$62,260
Pegasystems, Inc.	1,900	229,976
Proofpoint, Inc. (n)	700	73,885
PTC, Inc. (n)	1,000	82,720
RingCentral, Inc., Class A (n)	200	54,922
Salesforce.com, Inc. (n)	12,100	3,040,972
SAP SE — ADR	1,000	155,810
ServiceNow, Inc. (n)	400	194,000
Slack Technologies, Inc., Class A (n)	1,800	48,348
Splunk, Inc. (n)	1,200	225,756
The Trade Desk, Inc., Class A (n)	150	77,817
Varonis Systems, Inc. (n)	400	46,168
VMware, Inc., Class A (n)	4,800	689,616
Workday, Inc., Class A (n)	1,100	236,643
Zendesk, Inc. (n)	500	51,460
Zoom Video Communications, Inc., Class A (n)	1,600	752,176
Zscaler, Inc. (n)	900	126,621
		11,408,922
Specialty Retail — 7.2%
Advance Auto Parts, Inc.	300	46,050
AutoNation, Inc. (n)	900	47,637
AutoZone, Inc. (n)	200	235,528
Bed Bath & Beyond, Inc.	4,200	62,916
Best Buy Company, Inc.	6,400	712,256
CarMax, Inc. (n)	800	73,528
Carvana Company (n)	200	44,612
The Home Depot, Inc.	5,500	1,527,405
Lowe’s Companies, Inc.	8,900	1,476,154
RH (n)	1,150	440,013
Ross Stores, Inc.	500	46,660
The TJX Companies, Inc.	1,300	72,345
Tractor Supply Company	400	57,336
Ulta Beauty, Inc. (n)	600	134,388
		4,976,828
Technology Hardware,
Storage & Peripherals — 6.8%
Apple, Inc.	39,000	4,516,590
Dell Technologies, Inc., Class C (n)	1,400	94,766
HP, Inc.	2,000	37,980
Logitech International SA	600	46,386
		4,695,722
Textiles, Apparel & Luxury Goods — 1.0%
Deckers Outdoor Corp. (n)	200	44,002
Lululemon Athletica, Inc. (n)	1,800	592,866
Ralph Lauren Corp.	600	40,782
		677,650
Trading Companies & Distributors — 0.3%
Fastenal Company	3,000	135,270
United Rentals, Inc. (n)	300	52,350
		187,620
Water Utilities — 0.1%
American Water Works Company, Inc.	400	57,952

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. (n)	1,200	137,232
TOTAL COMMON STOCKS
(cost $43,172,498)		69,384,032

RIGHTS — 0.0%

Biotechnology — 0.0%
Achillion Pharmaceuticals, Inc. (f) (n)	3,000	0

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Company (n)	1,600	3,600
TOTAL RIGHTS
(cost $3,408)		3,600

MONEY MARKET FUND — 3.0%
First American Government Obligations
Fund, Class X, 0.07% (y)	2,041,729	2,041,729
TOTAL MONEY MARKET FUND
(cost $2,041,729)		2,041,729
TOTAL INVESTMENTS — 104.0%
(cost $45,217,635)		71,429,361
Other assets and liabilities, net — (4.0)%		(2,711,549)
TOTAL NET ASSETS — 100.0%		$68,717,812

Percentages for the various classifications are based on net assets.
(f) –
Security valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  Value determined using significant unobservable inputs.  See Note (1) (a) in the Notes to Financial Statements.

(n) –	Non-income producing security.
(y) –	Rate shown in the 7-day effective yield as of September 30, 2020.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2020

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,689)	$437,673
Interest	12,177
Total investment income	449,850
EXPENSES:
Management fees (See Note 2)	598,340
Transfer agent fees and expenses	85,047
Distribution and service fees	81,576
Administration fees and expenses	76,816
Insurance expense	62,428
Professional fees and expenses	61,334
Accounting fees and expenses	47,950
Shareholder servicing fees	40,884
Custodian fees and expenses	38,156
Registration fees	31,658
Board of Directors fees	28,000
Chief Compliance Officer fees	25,500
Printing and postage expenses	16,821
Other expenses	20,743
Total expenses	1,215,253
Less expenses reimbursed by the investment adviser (See Note 2)	(18,572)
Net expenses	1,196,681
NET INVESTMENT LOSS	(746,831)
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	9,258,558
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	12,068,409
NET GAIN ON INVESTMENTS	21,326,967
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,580,136

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2020 and 2019

	2020	2019
OPERATIONS:
Net investment loss	$(746,831)	$(745,705)
Net realized gain on investments and foreign currency transactions	9,258,558	2,519,333
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	12,068,409	(8,873,882)
Net increase (decrease) in net assets resulting from operations	20,580,136	(7,100,254)
DISTRIBUTIONS TO SHAREHOLDERS	(2,758,294)	(10,525,703)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (29,227 and 26,945 shares, respectively)	1,583,395	1,480,746
Net asset value of shares issued in distributions reinvested (50,374 and 231,149 shares, respectively)	2,685,932	10,193,707
Cost of shares redeemed (213,196 and 286,693 shares, respectively)	(11,553,297)	(15,062,624)
Net decrease in net assets derived from Fund share activities	(7,283,970)	(3,388,171)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,537,872	(21,014,128)
NET ASSETS AT THE BEGINNING OF THE YEAR	58,179,940	79,194,068
NET ASSETS AT THE END OF THE YEAR	$68,717,812	$58,179,940

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the year)

	Year Ended September 30,
	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$51.48	$68.35	$57.33	$53.65	$56.84
Income from investment operations:
Net investment loss(1)	(0.70)	(0.61)	(0.84)	(0.46)	(0.49)
Net realized and unrealized gains (losses) on investments	20.69	(6.83)	16.46	8.57	0.94
Total from investment operations	19.99	(7.44)	15.62	8.11	0.45
Less distributions:
Distributions from net capital gains	(2.51)	(9.43)	(4.60)	(4.43)	(3.64)
Net asset value, end of year	$68.96	$51.48	$68.35	$57.33	$53.65
TOTAL RETURN	40.26%	-8.58%	28.88%	16.44%	0.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$68,718	$58,180	$79,194	$69,494	$80,461
Ratio of expenses to average net assets, net of reimbursement	2.00%	2.00%	1.96%	1.97%	1.86%
Ratio of expenses to average net assets, before reimbursement	2.03%	2.02%	1.96%	1.97%	1.86%
Ratio of net investment loss to average net assets	(1.25%)	(1.16%)	(1.36%)	(0.87%)	(0.90%)
Portfolio turnover rate	263%	464%	476%	343%	491%

(1)	Amount calculated based on average shares outstanding through the year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2020

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Company consists of one fund: Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

(a) The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

Each security, excluding short-term investments and money market funds, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The Nasdaq OMX Group, Inc., referred to as “Nasdaq”), or if no sale is reported, the latest bid price. Securities which are traded on Nasdaq (including closed-end funds) under one of its three listing tiers, Nasdaq Global Market, Nasdaq Global Select Market and Nasdaq Capital Market, are valued at the

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

(1)	Summary of Significant Accounting Policies — (Continued)

Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2020, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1—	Common Stocks*	$69,384,032
	Rights	3,600
	Money Market Fund	2,041,729
	Total Level 1	71,429,361
Level 2—	None	—
Level 3—	Rights	0
Total		$71,429,361

* Please refer to the Schedule of Investments to view common stocks segregated by industry type.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

(1)	Summary of Significant Accounting Policies — (Continued)

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reason for this adjustment is because of equalization. For the year ended September 30, 2020, the following table shows the reclassifications made:

Capital Stock	Distributable Earnings
$649,861	$(649,861)

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2020. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2020, open Federal tax years include the tax years ended September 30, 2017 through 2020. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the year ended September 30, 2020, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(i)  Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of realized gains or losses and unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

(1)	Summary of Significant Accounting Policies — (Continued)

(j)  The recent global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

(2)	Investment Advisory Agreement and Transactions With Related Parties —

The Fund has an investment advisory agreement (the “agreement”) with the Adviser, to serve as investment adviser. The sole owner of the Adviser is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that the Adviser will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse the Adviser for any expenses reimbursed in previous fiscal years. The Adviser reimbursed expenses of $18,572 for the year ended September 30, 2020.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.

(4)	Investment Transactions —

For the year ended September 30, 2020, purchases and proceeds of sales of investment securities (excluding short-term securities) were $154,947,217 and $161,409,952, respectively.  There were no purchases or sales of U.S. Government securities.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2020:

Tax cost of investments	$46,797,195
Gross tax unrealized appreciation	$26,426,819
Gross tax unrealized depreciation	(1,794,655)
Net unrealized appreciation/depreciation	24,632,164
Distributable ordinary income	648,248
Distributable long-term capital gains	6,117,059
Other accumulated gain (loss)	—
Total distributable earnings	$31,397,471

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2020 and 2019:

Year Ended September 30, 2020		Year Ended September 30, 2019
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$ —	$2,758,294	$4,352,259	$6,173,444

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2020.

As of September 30, 2020, the Fund did not have a post-October capital loss, a late year ordinary loss or a capital loss carryforward.

(6)	Subsequent Events —

Management has evaluated events and transactions after September 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure or recognition in the financial statements is required.

Reynolds Blue Chip Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
  Reynolds Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc. comprising Reynolds Blue Chip Growth Fund (the “Fund”) as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 24, 2020

Reynolds Blue Chip Growth Fund
LIQUIDITY RISK MANAGEMENT PROGRAM ANNUAL REVIEW
(Unaudited)

On May 27, 2020, the Directors of the Reynolds Blue Chip Growth Fund, the sole series of Reynolds Funds, Inc., reviewed and considered a written report prepared by the program administrator of the Fund’s Liquidity Risk Management Program (the “Program”), the Fund’s Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation for the period from its adoption, March 13, 2019 through March 31, 2020 (the “Review Period”).  In considering the report, the Directors noted that the Program Administrator has determined that the Fund primarily has held, and continues to hold, assets that are highly liquid investments, and thus may rely on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures.  They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors in the Fund.  The Directors noted that the Program Administrator concluded that in all market conditions and under all Fund-specific stresses to date, the Fund has been able to meet redemption needs without significant dilution to the Fund’s remaining investors during the Review Period.  Following the Directors’ review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation during the Review Period, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and complies with the requirements of Rule 22e-4, and that the Program has operated as intended during the Review Period.

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS
(Unaudited)

Number
	Position(s)	Term of		of Funds	Other
Name,	Held with	Office and		in Complex	Directorships
Year of Birth	the	Length of	Principal Occupation(s)	Overseen	Held by
and Address	Company	Service	During Past Five Years	by Director	Director

Independent Directors:

Thomas F. Gilbertson,	Director	Indefinite term	Mr. Gilbertson is a retired entrepreneur	1	None
1943		since March	that owned and operated
c/o Reynolds Capital		2015	restaurants in Naples, Florida.
Management, LLC
125 East Harmon
Avenue #102
Las Vegas, NV 89109

Robert E. Stauder,	Director	Indefinite term	Mr. Stauder is retired. He was a principal of	1	None
1930		since 1988	Robinson Mills + Williams, an architectural
c/o Reynolds Capital			and interior design firm.
Management, LLC
125 East Harmon
Avenue #102
Las Vegas, NV 89109

Interested Director:

Frederick L. Reynolds,*	Director	Indefinite term	Mr. Reynolds is President of the Adviser,	1	None
1942		since 1988	which commenced business in 1985.
c/o Reynolds Capital
Management, LLC	President	One-year term
125 East Harmon	and	since 1988
Avenue #102	Treasurer
Las Vegas, NV 89109

Other Officer:

Chad Bitterman,	Chief	At the	Mr. Bitterman has been a Compliance Officer	N/A	N/A
1972	Compliance	discretion of	since 2010 for Northern Lights Compliance
Northern Lights	Officer	the Board	Services, LLC, which provides compliance
Compliance Services, LLC		since 2016	services to investment companies.
4221 North 203rd Street
Elkhorn, NE 68022
__________
*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company.

Reynolds Blue Chip Growth Fund
PRIVACY POLICY
(Unaudited)

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited)

The Fund designated 0% of dividends declared and paid during the year ended September 30, 2020 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 0% of dividends declared and paid during the year ended September 30, 2020 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund was 0%.

(This Page Intentionally Left Blank.)

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANK GLOBAL FUND SERVICES
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
125 East Harmon Avenue #102
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$16,000	$16,000
Audit-Related Fees	0	0
Tax Fees	4,000	4,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	$0	$0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed December 6, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)      /s/Frederick L. Reynolds
Frederick L. Reynolds, President/Principal Executive Officer and
Treasurer/Principal Financial Officer

Date    November 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Frederick L. Reynolds
Frederick L. Reynolds, President/Principal Executive Officer and
Treasurer/Principal Financial Officer